UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ______________________


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) July 1, 2005

                             ______________________



                              COMMUNITY BANKS, INC.
             (Exact Name of Registrant as Specified in its Charter)

               Pennsylvania                                 23-2251762
               ------------                                 ----------
      (State or other jurisdiction of                    (I.R.S. Employer
      incorporation or organization)                    Identification No.)

                                   No. 0-15786
                                   ------------
                            (Commission file number)


       750 East Park Drive, Harrisburg, Pennsylvania               17111
       ---------------------------------------------               -----
         (Address of Principal Executive Offices)               (Zip Code)


                                 (717) 920-1698
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry into a Material Definitive Agreement.

As previously reported, as of November 16, 2004, Community Banks, Inc. ("Community") entered into an agreement of merger ("Merger Agreement") with PennRock Financial Services Corp., parent company of Blue Ball National Bank ("PennRock") providing for among other things, the merger of PennRock with and into Community, with Community surviving the merger.

Effective July 1, 2005, Community entered into an employment and consulting agreement with Melvin Pankuch, who had served PennRock as Executive Vice President and Chief Executive Officer. Under the agreement, Mr. Pankuch will serve as Vice Chairman of Community until the end of 2005 and as a consultant to Community from 2006 until the second anniversary of the merger. For Mr. Pankuch's services, Community will pay Mr. Pankuch $200,000 during the twelve month period between the effective date of the merger and the first anniversary of the effective date of the merger and $100,000 in the second year following the effective date of the merger. In addition, Mr. Pankuch has agreed not to compete with Community during the term of his agreement and one year thereafter in exchange for a payment of $75,000 on the effective date of the merger and four payments of $75,000 each on the first, second, third and fourth year anniversaries of the effective date of the merger. The agreement also contained an agreement to award Mr. Pankuch options to acquire 10,000 shares of Community common stock under Community's stock option plan.

On June 30, 2005, Mr. Pankuch entered into a Severance Payment Acknowledgment Agreement with Community and PennRock, pursuant to which the parties agreed, in accordance with the terms of Mr. Pankuch's pre-existing employment agreement with PennRock, that PennRock would pay Mr. Pankuch severance compensation of $1,003,467 and that Community would pay Mr. Pankuch approximately $900 per month as reimbursement for health insurance costs.

Item 2.01.        Completion of Acquisition or Disposition of Assets.

Effective July 1, 2005, Community completed its merger with PennRock. The combination resulted in Community becoming the 8th largest bank holding company headquartered in the Commonwealth of Pennsylvania with nearly $3.5 billion in assets and over 70 branch offices in 11 counties throughout central Pennsylvania. In the merger, each share of PennRock common stock was exchanged for 1.4 shares of Community common stock. On the effective date of the merger, the last reported sale price of Community common stock, as reported on the National Market tier of the Nasdaq Stock Market, was $26.75 per share. Immediately prior to the merger, there were 7,757,789 shares of PennRock common stock issued and outstanding. In addition, there were stock options outstanding and exercisable for 163,422 shares of PennRock common stock. When the merger became effective, such options were automatically converted into approximately 228,790 substitute options for Community common stock, with the number of shares and per share exercise price adjusted pursuant to the terms of the Merger Agreement and based upon the exchange ratio of 1.4 shares of Community common stock for each share of PennRock common stock.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) Effective July 1, 2005, Thomas Miller and Wayne Mummert resigned as directors of Community. Mr. Mummert also resigned as director of Community Banks, Community's banking subsidiary.

(d) Pursuant to the terms of the Merger Agreement, six former members of the board of directors of PennRock were appointed to the board of directors of Community. These persons will be compensated for their services as directors in accordance with Community's standard director compensation policy. Effective July 1, 2005, the following persons were appointed to Community's board of directors to serve as indicated:

          o Robert K. Weaver appointed a Class A director to serve for a term expiring at the 2008 annual meeting of shareholders of Community.

          o Sandra J. Bricker and Melvin Pankuch appointed Class B directors, each to serve for a term expiring at the 2009 annual meeting of shareholders of Community.

          o Glenn H. Weaver and Aaron S. Kurtz appointed Class C directors, each to serve for a term expiring at the 2006 annual meeting of shareholders of Community.

          o Dale M. Weaver appointed a Class D director, to serve for a term expiring at the 2007 annual meeting of shareholders of Community.

The following Board Committee assignments were made: Sandra J. Bricker and Aaron Kurtz - Audit Committee; Glenn H. Weaver - Compensation Committee; and Dale M. Weaver - Nominating and Corporate Governance Committee.

Item 9.01.  Financial Statements and Exhibits.

        (a) Applicable Financial Statements will be filed on a Form 8-K/A within 71 calendar days after the required filing date of this Report.

        (b) Applicable Pro Forma Financial Information will be filed on a Form 8-K/A within 71 calendar days after the required filing date of this Report.

        (c) Exhibits:

2.1        Agreement dated as of November 16, 2004 between Community Banks, Inc.
           and PennRock Financial Services Corp., including Exhibit 1 to such Agreement, Form of Letter Agreement between Community and directors and executive officers of PennRock, concerning voting approval of the merger. Schedules are omitted pursuant to Regulation S-K, Item 601
           (b) (2); Community agrees to furnish a copy of such schedules to the Securities and Exchange Commission upon request. (Incorporated by reference to Exhibit 10.01, attached to Community's Current Report on Form 8-K, filed with the Securities and Exchange Commission on November 22, 2004.)

10.1 Employment and consulting agreement between Community Banks, Inc. and Melvin Pankuch, dated December 31, 2004, effective upon consummation of the merger with PennRock Financial Services Corp. (July 1, 2005). (Incorporated by reference to Exhibit 10.7, attached to Community's Registration Statement on Form S-4, filed with the Securities and Exchange Commission on April 1, 2005.)

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                COMMUNITY BANKS, INC.
                                                (Registrant)

                                                By:  /s/ Donald F. Holt
                                                -----------------------
                                                Donald F. Holt
                                                Executive Vice President
                                                and Chief Financial Officer

Dated: July 6 2005

                                  EXHIBIT INDEX


2.1        Agreement dated as of November 16, 2004 between Community Banks, Inc.
           and PennRock Financial Services Corp., including Exhibit 1 to such Agreement, Form of Letter Agreement between Community and directors and executive officers of PennRock, concerning voting approval of the merger. Schedules are omitted pursuant to Regulation S-K, Item 601
           (b) (2); Community agrees to furnish a copy of such schedules to the Securities and Exchange Commission upon request. (Incorporated by reference to Exhibit 10.01, attached to Community's Current Report on Form 8-K, filed with the Securities and Exchange Commission on November 22, 2004.)

10.1 Employment and consulting agreement between Community Banks, Inc. and Melvin Pankuch, dated December 31, 2004, effective upon consummation of the merger with PennRock Financial Services Corp. (July 1, 2005). (Incorporated by reference to Exhibit 10.7, attached to Community's Registration Statement on Form S-4, filed with the Securities and Exchange Commission on April 1, 2005.)